UBS S&P 500 Index Fund

Supplement to the Prospectus dated September 28, 2006

December 15, 2006

Dear Investor:

The purpose of this supplement is to notify you of the new redemption fee policy applicable to UBS S&P 500 Index Fund (the "fund"). In an effort to discourage market timing, which can have a negative impact on the ability to manage a fund and thus potentially harm the long-term interests of its shareholders, a decision has been made to impose a 1% redemption fee on all share classes of the fund that are sold or exchanged within 90 days of their purchase date. This policy will become effective on or about March 1, 2007, and does not apply to shares sold or exchanged pursuant to automatic rebalancing through asset allocation programs.

Understanding market timing

Market timing as it relates to the fund is the practice of buying and selling shares over relatively short time periods. This type of frequent trading:

  Can drive up a fund's transaction costs, to the detriment of the fund's long-term shareholders who finance those costs.

  Can make it difficult for a fund's portfolio management to implement investment strategies, because it is more difficult to predict the level of cash available to invest.

  May force a fund's portfolio management to sell securities at disadvantageous times to raise cash to satisfy a redemption request.

The implementation of this policy is in line with our ongoing commitment of providing our investors with solutions geared toward addressing their long-term needs.

As a result of the fund's new redemption fee policy, the prospectus is hereby revised as follows:

1. The table in the section titled "Expenses and fee tables - Fees and expenses - Shareholder transaction expenses" in the top portion of page 5 in the prospectus is revised by inserting the following below the line that begins "Exchange Fee":
	Class A	Class B	Class C	Class C-2	Class Y
Redemption fee (as a percentage of amount redeemed within 90 days of purchase, if applicable) @...................	1.00%	1.00%	1.00%	1.00%	1.00%

_____________

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.

2. The section titled "Managing your fund account - Selling shares" is revised by inserting the following at the end of that section on page 16 of the prospectus:

Redemption Fee

Section applicable to shareholder initiated transactions outside of periodic automatic account rebalancing.

ZS296

Beginning March 1, 2007, if you sell or exchange any class of shares of the fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee; the redemption fee will not apply to shares of the fund that:

  are held in certain omnibus accounts of certain financial intermediaries, such as broker-dealers or qualified retirement plans including 401(k), 403(b) or 457 plans administered as college savings programs under Section 529 of the Internal Revenue Code, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in the fund are held in omnibus accounts through certain other financial intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the fund's transfer agent or principal underwriter, the redemption fee may be charged on participant initiated exchanges or redemptions;

  are sold or exchanged under automatic withdrawal plans;

  are sold due to death or disability of the shareholder; or

  UBS Global AM, in its sole discretion, deems reasonable, in light of the circumstances.

3. The first two sentences in the second paragraph of the section titled "Managing your fund account - Exchanging shares" on page 16 of the prospectus are revised to read as follows:

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but you may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange.

For more information

For more information about this policy, please contact your Financial Advisor, or call the UBS Global Asset Management Shareholder Services Desk at 800-647 1568. As always, we thank you for your continued support.
Sincerely,

Kai R. Sotorp
President
UBS Index Trust - UBS S&P 500 Index Fund
Head of the Americas
UBS Global Asset Management (Americas) Inc.